UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 23, 2026
Date of Report (Date of earliest event reported)
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Krispy Kreme, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-40573	37-1701311
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2116 Hawkins Street, Suite 101, Charlotte, North Carolina 28203
(Address of principal executive offices)

(800) 457-4779
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-14(c) under the Exchange Act (17 CFR 240.13e-14(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value per share	DNUT	NASDAQ Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.
On March 23, 2026 (the “Effective Date”), Krispy Kreme, Inc. (the “Company”), through its wholly owned subsidiaries, Awesome Doughnut, LLC (“Awesome Doughnut”) and Krispy Kreme Doughnut Corporation (“KKDC”), completed transactions with its joint venture partner, WKS Restaurant Group (“WKS”), as a result of which: (i) WKS’s indirect ownership stake in the Company’s Western U.S. joint venture, W.K.S. Krispy Kreme, LLC (the “JV”), increased from 45% to 80%; and (ii) KKDC’s ownership stake in the JV decreased from 55% to 20% (the “WKS Refranchising”).
The WKS Refranchising included the following principal components:
•Awesome Doughnut entered into an Asset Purchase Agreement (the “APA”) with W.K.S. KK HoldCo, Inc., an affiliate of WKS (“WKS Holdco”), pursuant to which WKS Holdco acquired, as of the Effective Date, substantially all of the franchise rights, operating assets, equipment, personal property, vehicles, goodwill, and business of the Awesome Doughnut-owned and operated Krispy Kreme stores in California (collectively, the “Awesome Assets”) from Awesome Doughnut for an aggregate purchase price of $40,404,497, paid through delivery of a promissory note issued by WKS Holdco, as borrower, payable to Awesome Doughnut, as lender (“Seller Note”). The Seller Note bears interest at a rate of five percent (5%) per annum, payable quarterly in cash or in-kind at the option of the borrower. The Seller Note matures on March 22, 2032, and allows for prepayment without penalty. The Seller Note is secured by a pledge agreement between WKS Holdco and Awesome Doughnut, pursuant to which WKS Holdco pledged its equity interests in the JV and other securities, as collateral. The Seller Note is subordinate to the new debt financing obtained by the JV described below.
•WKS Holdco contributed the Awesome Assets and $13,000,000 in cash to the JV, in exchange for equity interests in the JV. In addition, KKDC contributed the franchise rights, operating assets, equipment, personal property, vehicles, goodwill, and business of the Company-owned and operated Krispy Kreme store in Hawaii to the JV, in exchange for equity interests in the JV, pursuant to a Contribution and Exchange Agreement, dated as of the Effective Date, by and between KKDC and the JV (the “KKDC Contribution Agreement”). Following the foregoing contributions, WKS’s ownership stake in the JV through its affiliate increased to 80% and KKDC’s ownership percentage decreased to 20%. As part of the WKS Refranchising, utilizing in part the proceeds of new debt financing obtained by the JV, the JV repaid in cash to KKDC the approximately $53,500,000 balance of existing intercompany debt owed to KKDC by the JV.
The APA and the KKDC Contribution Agreement contain customary representations, warranties, and covenants of the parties, as well as customary indemnification provisions. As part of the WKS Refranchising, KKDC agreed to enter into a consulting agreement with WKS Holdco and new franchise agreements with the JV.
The foregoing summary of the APA and KKDC Contribution Agreement does not purport to be complete and is subject to, and qualified in its entirety by, the texts of such agreements, copies of which are filed as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K.
Item 7.01. Regulation FD Disclosure.
On March 24, 2026, the Company issued a press release announcing the WKS Refranchising. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.
The information contained in this Item 7.01, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description
10.1	Asset Purchase Agreement, dated March 23, 2026, by and between Awesome Doughnut, LLC and W.K.S. KK HoldCo, Inc.*
10.2	Contribution and Exchange Agreement, dated March 23, 2026, by and between Krispy Kreme Doughnut Corporation and W.K.S. Krsipy Kreme, LLC*
99.1	Press Release issued by Krispy Kreme, Inc., dated March 24, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Portions of this exhibit have been redacted in compliance with Regulation S-K Item 601(b)(10).

Cautionary Note Regarding Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, but not limited to, statements regarding the APA, Seller Note, and KKDC Contribution Agreement. Forward-looking statements can be identified by the use of forward-looking terminology, including terms such as “will,” “expect,” or, in each case, the negatives of these words, or comparable terminology. These forward-looking statements are based on current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those contained in forward-looking statements including, without limitation: the risk of a default by WKS Holdco under the Seller Note, the risk of a default by the JV under its new debt financing or franchise agreements, potential contingent liabilities under the APA or the KKDC Contribution Agreement, and other risks and uncertainties described in the Company’s filings with the Securities and Exchange Commission. The Company undertakes no obligation to update any forward-looking statements, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KRISPY KREME, INC.

Dated: March 24, 2026

By:    /s/ Joshua Charlesworth

Name:	Joshua Charlesworth
Title:	Chief Executive Officer